UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2017

AVISTA CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue, Spokane, Washington	99202-2600
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	509-489-0500
Web site: http://www.avistacorp.com

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This current report on Form 8-K/A amends the current report on Form 8-K filed by Avista Corporation (Avista Corp. or the Company) with the U.S. Securities and Exchange Commission on May 17, 2017, which reported the final voting results of the Company’s 2017 Annual Meeting of Shareholders held on May 11, 2017. The sole purpose of this amendment is to disclose the Company’s decision regarding the frequency of future shareholder advisory votes to approve the compensation of the Company’s named executive officers (say on pay proposals). No other changes have been made to the original Form 8-K filed on May 17, 2017.

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders of Avista Corp. was held on May 11, 2017. There were 64,384,248 shares of common stock issued and outstanding as of March 10, 2017, the proxy record date, with 58,697,248 shares represented at said meeting. The proposal regarding the frequency of future shareholder advisory votes on executive compensation and the results of the voting is as follows:

Proposal 5: Advisory (non-binding) vote on the frequency of advisory votes on executive compensation, recommending whether advisory votes should occur every one, two or three years.

1 Year	2 Years	3 Years	Abstain
36,402,278	610,098	12,627,075	365,705

The 1 year frequency of advisory (non-binding) votes on executive compensation was approved as the number of votes cast for "1 Year" exceeded the number of votes cast for "2 Years" and "3 Years." Abstentions had no effect on the outcome.

The Company’s Board of Directors has considered the outcome of this advisory vote and determined, consistent with its recommendation to shareholders in the proxy statement for the 2017 Annual Meeting and the vote of a majority of the Company’s outstanding shares, that the Company will conduct future votes on say on pay proposals each year until the next advisory vote on the frequency of say on pay votes. The Company is required to hold advisory votes regarding the frequency of shareholder say on pay proposals every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	August 28, 2017	/s/ Marian M. Durkin
Marian M. Durkin
Senior Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer